PROJECT IMPACTS

(1984–PRESENT*)

$54.2 Billion total economic benefits	$23.6 Billion personal income including wages and benefits, with $12.2 billion for construction workers	$7.3 Billion tax revenues ($2.3 billion state/local and $5.0 billion federal)
221.6 Million hours of on-site union construction work created	254.6 Thousand total jobs generated across communities	133.4 Thousand housing and healthcare units nationwide, with 67% affordable

“By financing development projects built with 100% union labor, the HIT invests in assets which are more likely to be built safely, on time and on budget. When these same developments are built with our affiliates’ pension capital, it reinforces the health of our pension funds.”

Sean McGarvey
President, North America’s Building Trades Unions
Trustee, AFL-CIO Housing Investment Trust

*Includes projects receiving NMTC allocations by HIT subsidiary Building America CDE, Inc. Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and Building America project data. Data is since inception, current as of September 30, 2026. Economic impact data is in 2025 dollars and all other figures are nominal. Building America is a portfolio investment of the HIT but, unless otherwise noted, its underlying projects are not held in the HIT’s portfolio.

HELPING BUILD AMERICA—THE UNION WAY

JOBS CREATED BY TRADE SINCE INCEPTION*

Trade Type	Jobs	Hours
Boilermakers, Iron Ship Builders, Blacksmiths, Forgers and Helpers	864	1,738,180
Bricklayers and Allied Craftworkers	6,454	12,982,070
Bridge, Structural, Ornamental and Reinforcing Ironworkers	2,921	5,875,800
Carpenters	20,108	40,425,040
Electrical Workers	16,825	33,826,500
Elevator Constructors	1,008	2,023,020
Heat and Frost Insulators and Allied Workers	1,331	2,676,430
Laborers	15,091	30,332,470
Operating Engineers	4,043	8,126,730
Operative Plasterers and Cement Masons	4,058	8,157,370
Other	7,976	16,034,230
Painters and Allied Trades	8,651	17,393,970
Plumbers, Fitters, Welders and Service Techs	12,136	24,399,560
Roofers, Waterproofers and Allied Workers	3,474	6,986,940
Sheet Metal, Air, Rail and Transportation Workers	3,555	7,147,330
Teamsters	1,739	3,496,450
Grand Total	110,233	221,622,090

*Includes projects receiving NMTC allocations by HIT subsidiary Building America CDE, Inc. Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and Building America project data. Data is since inception, current as of September 30, 2026. Economic impact data is in 2025 dollars and all other figures are nominal. Building America is a portfolio investment of the HIT but, unless otherwise noted, its underlying projects are not held in the HIT’s portfolio.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department at 202-331-8055 or by viewing the HIT’s website at www.aflcio-hit.com. The prospectus should be read carefully before investing.